Exhibit 99.1

MODULAR MEDICAL Investor Presentation. NASDAQ:MODD

Forward Looking Statements, Other Disclaimers. THIS SUMMARY IS PROVIDED ON A CONFIDENTIAL AND LIMITED BASIS, SOLELY FOR YOUR USE AS A PART OF YOUR DETERMINATION OF WHETHER TO INVEST IN THE OPPORTUNITY. THIS SUMMARY IS BEING PROVIDED IN RELIANCE UPON SECTION 105(C) OF THE JUMPSTART OUR BUSINESS STARTUPS ACT OF 2012 AND SEC RULE 506 OF REGULATION D, AS AMENDED, AND IS INTENDED SOLELY FOR INVESTORS THAT ARE EITHER QUALIFIED INSTITUTIONAL BUYERS OR INSTITUTIONS THAT ARE ACCREDITED INVESTORS (AS SUCH TERMS ARE DEFINED UNDER SECURITIES AND EXCHANGE COMMISSION (SEC) RULES). THE DISTRIBUTION TO YOU IS MADE FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF ANY OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE OR JURISDICTION. ANY SUCH OFFER OR SOLICITATION WILL BE MADE ONLY TO QUALIFIED INVESTORS PURSUANT TO THE CONFIDENTIAL OFFERING AND SUBSCRIPTION DOCUMENTS AND WILL BE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN SUCH DOCUMENTS. STATEMENTS CONTAINED HEREIN ARE MADE AS OF THE DATE OF THIS DOCUMENT UNLESS STATED OTHERWISE, AND NEITHER THE DELIVERY OF THIS SUMMARY AT ANY TIME, NOR ANY SALE OF SECURITIES, SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME AFTER SUCH DATE OR THAT INFORMATION WILL BE UPDATED OR REVISED TO REFLECT INFORMATION THAT SUBSEQUENTLY BECOMES AVAILABLE OR CHANGES OCCURING AFTER THE DATE HEREOF. This summary may contain forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective products, planned development activities, product approvals, research and development costs, grants, current and prospective collaborations, timing and likelihood of success, plans and objectives of management for future operations, and future success of anticipated products, are forward-looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forwardlooking statements. There can be no assurance that the opportunity will meet your investment objectives, that you will receive a return of all or part of such investment. Investment results may vary significantly over any given time period. The appropriateness of a particular investment or strategy will depend on an investor’s individual circumstances and objectives. We recommend that investors independently evaluate specific investments and strategies.

Corporate Overview. Modular Medical is a development stage medical device company seeking to produce a next generation insulin pump to expand access to a higher standard of glycemic management for people with diabetes. Founded by Paul DiPerna, founder of Tandem Diabetes (TNDM) and original designer of its popular t:slim pump. 30-year veteran of the medical device industry. Large portfolio of patented technology makes insulin pumps easy to learn, use, and afford. Addressable Market: $3 Billion unmet market need MODD1: Anticipated FDA submission Q2 Headquarters: San Diego, CA NASDAQ: MODD

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# Current Market.

### Insulin Pumps
Represent the gold standard in glycemic control. Better outcomes, better patient health, lower A1C. (Market share leaders: Medtronic, Tandem, Insulet)

### Outcomes
Better outcomes lead to systemic savings: fewer trips to ER, reduced comorbidities. Saves $10k/patient year (40%) even after cost of pump.

### Limitations
Feature-heavy and complex systems have hampered adoption. These products are for "superusers." Prohibitive for many to learn and manage.

### Cost Constraint
Expense of current offerings has placed them out of reach of many patients and insurance plans. Difficult reimbursement, large out of pocket expense.

- **1 in 4** Healthcare dollars in the US are spent on diabetes and diabetes related complications.
- Only **1 in 3** Americans with type 1 diabetes use a pump. This number has been materially unchanged for 15 years.
- Only **8%** of insulin dependent Americans with type 2 diabetes use a pump. This number is just starting to rise.
- Only **21%** of T1D's reach ADA guidelines for glycemic control. Overall outcomes have not been getting better.


Worse
Better
Mean A1c (%)
9.5
9.0
8.5
8.0
7.5
7.0
6.5
2010-2012
2016-2018
ADA Guideline
20
30
40
50
60
70
80†
Age (years)

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# US Market Size.

27 million people with diabetes. 3.6 million require daily insulin (1.6M Type 1, 2.0M Type 2).


Pumps
CGM
MDI
670,464
1,718,919
2,908,056
Pumps
CGM
MDI
Patient Estimates (2020)

Only **20%** of insulin dependent people with diabetes use a pump for insulin delivery.

**80%** rely on multiple daily injections (MDI).

Continuous glucose monitors (CGM) have nearly **3X** the user base of pumps.

Patients estimates device type and therapy are for T1D and T2D combined. MDI defined as needing rapid acting and long-acting insulin. Other T2D not included are those on generic orals or diet and exercise only. 2020 National Diabetes Report (CDC).

SEAGROVE PARTNERS

Encouraging Adoption. Abbott Freestyle Libre made continuous glucose monitoring easier and more affordable. This expanded the product category and doubled its size. We believe the insulin pump market is ready for a similar transition. “in short, Flash Glucose Monitoring is fundamentally trying to take something that is more “professional” (i. e., traditional CGM) and make it more accessible to the masses. In consumer-packaged goods, examples of this strategy include home espresso makers (Keurig), cleaning products (e.g., dilatable floor cleaners, spray cleaners, wipes, toilet wands), and teeth whitening (e.g., whitening strips). in these cases, the new innovation completely changed the entire category; we look forward to seeing if Flash Glucose Monitoring does something similar in diabetes. “ Kelly Close, 2014 FreeStyle Libre vs. Dexcom Revenue

$3B US market of HCPs fairly consistently indicated that about 25% of their MDI population are “almost pumpers”, meaning that they have considered going on a pump, understand pump therapy benefits, but want something simpler that doesn’t have all the “bells and whistles”...* 1.2M T1D MDI 1.6M T2D MDI almost pumpers. 28%ofT1D MDI (S1.37B) 25% of T2D MDI (S1.63B) *Seagrove Partners LLC, HCP Perspectives August 2021.

What are almost pumpers asking for? 45% expressed a desire to go on pump Make it easy for me Make it easy for my doctor Make it easy to get coverage Make it easy to share my data with my care team Bottom line: “I cannot spend more time managing my diabetes.” 1-Seagrove Partners LLC, HCP Perspectives August 2021 2-Precision Xtract September 2018

MODD1 Insulin Delivery for Almost Pumpers. Push button to bolus 3-day cartridge 90-day reusable pump No external controller required No charging or battery replacement Removable Eliminate trade offs to expand the market. Same accuracy as leading pumps. Smoothest, most natural basal administration in the industry. Only patch pump with full sized 3ml reservoir. Latest low power Bluetooth, Near Field Communications (NFC) and mobile app for ease of pairing and data-connectivity

MODD Technology a New Level of Precision and Safety. MODD Pumping Mechanism Disposable Cartridge Rotating Cam Precision micro-dosing limits excessive insulin exposure and preserves insulin molecule integrity Can be used with the latest ultra rapid insulins More natural insulin delivery with small increments as needed, not locked into five-minute intervals like other pumps 8 family patents underway to provide a sustainable competitive advantage Ultra high-volume major components make low cost manufacturing a reality for the first time in the industry 50% lower cost of goods than leading patch pump

Simple Design Enables Automated, High-Volume Manufacturing. Pivoting lever Lever arm pushing gear wheel Insulin reservoir Lever arm pushing gear wheel SMA wire segment A Insulet Omnipod

Designed with the Patient & Provider in Mind. Provider Direct sales Force Focused on Providers Free Samples to Encourage Trial Point of Prescription Couponing Simple to Teach and Support Patients Patient Only product that you can take home today from doctor’s office App to Learn Product Free 30-Day Trial Coupons Co-Pay buydowns Reduced outlay of time and money Telehealth Optimized Endocrinologists are perfect candidates for telehealth. They are overworked, underpaid, and need to drive more volume through their practices. Most of what they do can be done online (tests, guidance). There are only 4,000 patient facing endos in the US. “Remote Patient Monitoring is still a relatively new concept for most respondents, and few knew about the five codes established by CMS However, upon education about the requirement and reimbursement amounts behind these codes, HCPs indicated an overwhelming amount of interest in this mode of patient management, with 85% saying that it was worth their time and effort.” Recently established remote monitoring codes offer $200-250 reimbursement rate per patient month. -Seagrove Partners Aug 2021 HCP Perspectives

Payor Preferred. Our products are designed to attain preferential reimbursement and avoid the coverage pitfalls many other pumps have experienced. Payor Benefits: 20% Discount vs Insulet (PODD) Will Drive Preferred Status Designed to use PBM codes as a disposable No New Code: Reimbursed at Launch Saves Provider $1,062/Patient/Year vs Omnipod National Payor Survey Retained ISA to perform National Payors Survey on 1/3 of all commercial lives in US (50 million lives) Survey data1 shows that a product with Gen-1 features set at 10-20% discount to Omnipod will gain equivalent or preferential reimbursement at launch. “I would say that if they could come in with an average monthly cost of, say, 20% less than Omnipod... we would make this our preferred.” Data shows that discounting and rebates have been uncommon and small in insulin pumps. 5% is currently the largest in the space. “We expect that the manufacturer will come to the table, probably with an access rebate [of approx. 5%]. This is based on the fact that Medtronic has already come to us with this kind of rebate.” National Health Plan Payors showed an interest in a simple product that was less expensive. “I like the simplicity and so as a consequence, it’s attractive to me mostly because I’m very price sensitive. I don’t think there’s any meaningful evidence basis for all those fancy and high-tech products.” Regional Health Plan

90 Day Re-Usable Price: FREE Cost: $34 3 Day Disposable Price: $34.92* Cost: $7.68 Unit Economics. Profitable From the First Sale First month: 1 Re-Usable + 10 Disposables Price: $349.20 Cost: $34 + $76.80 = $111.80 Gross Profit: $238.40 Subsequent Months: 10 Disposables Price: $349.20 Cost: $76.80 = $76.80 Gross Profit: $272.40 68% Profit Margin 78% Profit Margin Omnipod CPT code with 20% discount Costs based on internal estimates

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# Business Model.

**New microfluidics technology** allows for low-cost pumping of insulin.

**New design philosophy** makes product simple enough for provider driven sales.
Enables a classic pharma style business model
And a more rapid path to profitability.

| | | | | |
|---|---|---|---|---|
| **$4,128** | **36,000** | **$148M** | **75%** | **20%** |
| Revenue Per Patient/Year[1] | Users = 1% of US insulin Dependent Market | Recurring Revenue from 1% share | Gross Margins | Operating Margin at ~2% Market Share |

**$3.0B**
Expansion of Market

1. Based on 20% discount to published CPT codes for Omnipod.
2. Calculation based on Omnipod US data from SGP 2019 diabetes bluebook and internal cost estimates.

Timeline. Approval: 510(k) Predicate device approval pathway for FDA label. Same label as Omnipod. Testing is based on benchtop tests, no human trials required (no insulin pump has done pre-approval human trials) Submission: First FDA meeting was held in Nov. 2019. Second meeting was Mar. 2020. FDA submission expected Q2 2022. Anticipated 6-month review period. 2022 2023 Full Design Lock Testing/Prepare Submit to the FDA FDA Review Period ~6 Months Anticipated FDA Approval “Soft” Launch Commercial Launch

MODD1 (Basal with user Bolus) MODD1+ (Cell phone controlled adjusted by algorithm) Product Roadmap. The Path to the Artificial Pancreas MODD2 (Autonomous, multiple chamber, drug revenue)

In Development MODD1+. Enhanced Modular Patch Pump: Cell Phone Controlled 2-Factor Authentication Allows use of user’s own cell phone as controller. No dedicated controller required. CGM Integration Allows algorithms to adjust basal rate for meals and exercise. Ease of Use Same modular design and ease of use as MODD1, with enhanced control functionality. Cell Phone Controlled Development 75% complete

The Future of Care MODD2. MODD2 is a native multi-chamber pump developed with enhEnhananceced eased Modula of usre Pin atmind.ch Pum Dep: signeCell d to Phone be prefilled, theCon MtrOollDDed2 will enable Modular Medical to capture drug revenue. Modular Medi2 Fcalact wilor l becAutheome nthtie caontie-onstop shop for all of a user’s diabetes needs. MODD2 Features Closed AlLoolopws SyAlgstemorit Continuousand GlucExerciosese Monitor Measures Blood Sugar, Feeds Data to Pump Algorithms Inform Pump Activity No Human Intervention Required Working prototype currently complete 1. Reuters “US insulin costs” 2012-16, Good RX. 2. $1,088 Avg price for monthly supply from Good RX. Assume -50% price drop for generic. 3. ($4,800 + $6,000 + $4,300) X 1.5 million T1 Diabetics = $22.65bn Artificial Pancreas $4,800 Insulin Spend Patient / Year1 $4,128 Pump System Patient / Year $6,000 Symlin Spend Patient / Year2 $22.6 B US Addressable Market3

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# EU: Single-Payors Want Lower Overall Costs.

Hesitant to Pay Upfront for Durables

**60 MILLION** people have diabetes in Europe[1]



**$1 in $4** global diabetes spending occurs in this region[2]

**$156B** spent annually in diabetes healthcare costs[3]

**3 European countries in Top 10 countries for highest number of children and adolescents with T1D** [2]

- European **single payor** systems avoid upfront costs, instead preferring low initial cost and a strong relationship between cost and health outcomes
- Pumps have had limited success in UK and Germany
  - UK guidelines mandate pump usage for all pediatric T1D patients, yet only 1/3 use pumps due to scarce NHS funding. Current funding would buy MODD pumps for all UK pediatric diabetics. $25-30 million annual opportunity with no direct sales force needed.
  - Low pump penetration outside of Germany and UK. Green-field opportunity

[1]WHO – Europe Regional Office website; [2] International DiabetesFederation Atlas, 2017; [3] IDF, 2015

Modular Medical Confidential & Proprietary

The Team Paul DiPerna Chairman & CTO 30 years of experience in medical device industry o Led over 10 projects to FDA approval o Founder Tandem Diabetes (TNDM:NAS) o Designer and lead developer of t:slim pump, a leading insulin pump in type 1 diabetes o Founder and CEO, Modular Medical: an innovative next generation insulin pump Proven ability to develop products and win FDA approval Tandem Diabetes Care - 51 Ok approval on their T-Slim -2012 National Cardiac - 510k approval on a disposable EKG sensor -2018 Ivera Medical - 510k approval on a Luercap for infection control -2015 American ImmunoTech Hemacharge Device for sterilizing blood 2004 Baxter Healthcare - FDA approvals (1988-2003) on product in the fields of: Blood Canisters, Suction Yankhauers, Wound Drains, High Speed Centrifuges for separating blood, Povidone Iodine anti microbials and a variety of blood collection devices. James (Jeb) Besser CEO O 23 year Managing Member, Manchester Management LLC, largest shareholder of Modular Medical, Inc. O 25+ years of U.S. public equity and capital markets experience, with a focus in life science and technology O Provided long term strategic planning and due diligence, business development, and investor relations guidance to over 100 public companies O Active involvement in developing Modular Medical’s commercial go to market strategy since 2017 Jason Ng VP Operations, Project Leader O 28 years of product development experience from concept through launch and manufacturing in medical devices, most in insulin pumps. O Led engineering teams at Insulet and Medtronic/Minimed. O VP Asian Ops for Insulet. O Managed migration of US manufacturing of Omnipod to Asia, validated high volume manufacturing process and transfer of class 2 medical device to China.

Financial Highlights. Stock Information Listing NASDAQ Symbol MODD Share Structure (as of February 14, 2022) Shares Outstanding 10.4 M Price Per Share $3.00 Market Cap $31 M Executive & Insider Ownership 57% Warrants at $6.00 strike 768 K Warrants at $6.60 strike 4.0 M Employee Stock Options at $7.56 Weighted Average 1.8 M

MODULAR MEDICAL Investor Relations ir@modular-medical.com NASDAQ:MODD

Appendix.

25

# T1D Insulin Pump Comparisons (US Market).

| | Modular Medical | Tandem Diabetes Care | Medtronic (MiniMed) | Insulet |
|---|---|---|---|---|
| |  |  |  |  |
| **Reservoir Size** | 300 units/3mL | 300 units/3mL | 300 units/3mL | 200 units/2mL |
| **Pump Cost** | Pump: $0<br>3-Day Disposables: $349/month<br>(PBM Pricing) | Pump: $4,200<br>Disposables: $134/month | Pump: $4,600<br>Disposables: $148/month | Pump: $0<br>Disposables: $437/month<br>(PBM Pricing) |
| **Monitorable Via Cell Phone** | Yes | No | Yes | No |
| **External Controller Required** | No | No | No | Yes |
| **Charger/Battery** | No Charger/Single-use disposable battery provided | Charger Required | Battery Required | Handset Charging Required |
| **Easy to Learn** | Yes | No | No | No |
| **Remove & Reattach** | Yes | Yes | Yes | No |

Artificial Pancreas Will Be Multi-Chamber. FDA has established 70% Time In Range “no human intervention” standard for AR “Control IQ” study published in NE Journal of medicine barely reached 70% despite announcing meals, sleep, and exercise. Prominent KOL’s and Algo designers feel 70% TIR without intervention is out of reach with insulin alone: the Artificial Pancreas will have to be multiple liquid. Multiple liquid will require small, simple, affordable pumps. Complexity and cost are multiplied. Legacy technology is not well suited. MODD well positioned to be first to market with viable multi-chamber product. Artificial Pancreas MODD2 Pump CGM MODD2 Features Closed Loop System Continuous Glucose Monitor Measures Blood Sugar, Feeds Data to Pump Algorithms Inform Pump Activity No Human Intervention Required

MODD Clinical Advisors. ENDOCRINOLOGY Bruce Bode, MD: Among the top tier of insulin and insulin pump kols in the world (atlanta, practicing) Orville Kolterman, MD: Led the development of symlin (pramlintide) and byetta / bydureon (exenatide) at amylin pharmaceuticals (san diego, practicing) Poul Strange, MD: Led and participated in the development of several insulin products and insulin delivery devices (new jersey, not practicing) CDCES, NP, PA Virginia Valentine CDCES: Recent winner of the outstanding educator of the year from the ADA, author and editor. Board chairperson (new mexico, practicing) Davida Kruger NP: Former chair at the ADA research foundation, multiple award winner, former editor at numerous publications (detroit, practicing) Gary Scheiner CDCES: Award winning author of 6 books on diabetes. Founder of integrated diabetes (philadelphia, practicing) Neesha Ramchandani NP: Focused on technology use, particularly in urban pediatrics (bronx, practicing) Diane Herbert CDCES: Former VP clinical services at livongo. Published author and frequent speaker (philadelphia, practicing) Chris Sadler PA: Award-winning previous president of the american society of endocrine pas (san diego, not practicing) PHD Lutz Heinemann: Founder of the profile institute for metabolic research, author of hundreds of publications on diabetes technology, and managing editor of the journal of diabetes science and technology